Exhibit 99.1

TWELFTH WAIVER, AMENDMENT AND FORBEARANCE AGREEMENT

This Twelfth Waiver, Amendment and Forbearance Agreement (“Amendment”) is effective as of March 4, 2005 and relates to the Note Agreement dated as of May 12, 2003 (the “Note Agreement”) among NewWest Mezzanine Fund, LP (“NewWest”), KCEP Ventures II, L.P. (“KCEP”), Convergent Capital Partners I, L.P. (“Convergent”), James F. Seifert Management Trust dated October 8, 1992 (the “Trust”) (collectively, the “Purchaser”) and ACT Teleconferencing, Inc. (“Holdings”) and certain subsidiaries of Holdings, as amended, and the Warrant Agreement dated as of May 12, 2003 (the Warrant Agreement”) among the Purchaser and Holdings, as amended. Other capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Note Agreement.

Recitals

Holdings has requested that the Purchaser extend its agreement to forbear in connection with certain current Events of Default under the Note Agreement and to agree to certain amendments and waivers under the Note Agreement, subject to the terms and conditions set forth in this Amendment, and the Purchaser has agreed to such forbearance, amendments and waivers, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter stated, the parties hereby agree as follows:

1. Forbearance. So long as Holdings and Services comply with all terms and conditions of the Note Agreement, as amended by this Amendment (other than the Enumerated Matters, as defined below), the Purchaser agrees to forbear, until the Forbearance Date defined below, from (i) accelerating or demanding immediate payment of the Obligations, and (ii) exercising remedies against Borrower under the Note Agreement. The Forbearance Date shall be June 30, 2005; provided however, that such date shall be automatically extended until August 31, 2005 unless and until the Purchaser notifies Holdings that the Purchaser is not satisfied, in its reasonable discretion, with Holdings’ financial condition and Holdings’ progress in raising new financing. For purposes of this Amendment, the “Enumerated Matters” shall mean the matters attached as Exhibit A. Such agreement to forbear is effective only for such Enumerated Matters and not for any other defaults of covenants or obligations or for any other time periods.

2. Amendments.

(a) Item 2 of the Financial Covenants Schedule (Debt Service Coverage Ratio) is amended to add the following sentence:

“Notwithstanding the foregoing, Holdings shall not permit its Debt Service Coverage Ratio, as determined on a rolling four (4) calendar quarter basis, to be less than 0.80:1 (for the calendar quarter ended December 31, 2004), 0.35:1 (for the calendar quarter ended March 31, 2005) and .70:1 (for the calendar quarter ended June 30, 2005), it being agreed that the foregoing calculations may be made on the assumption that Holdings’ Mandatory Debt Retirement and Interest Payments for the period of 12 months after the date of determination excludes the principal amount of balloon payments scheduled to be made in 2006 to the Purchaser, David Holden, Equitas, L.P., Robert Kaphan, and Richard Parlato.”

(b) Item 3 of the Financial Covenants Schedule (Minimum Net Worth) is amended to add the following sentence:

“Notwithstanding the foregoing, Holdings shall not permit its Minimum Net Worth to fall below $19,000,000.00 during any period from December 31, 2004 through June 30, 2005, provided that, in calculating Minimum New Worth, Holdings may add back any write-off of goodwill during the calendar quarter ended December 31, 2004.”

(c) Section 6.10(a) of the Note Agreement, relating to Capital Expenditures, is amended to add the following:

“Holdings and Borrower shall not, and shall not permit any Subsidiary to, make any Capital Expenditures if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Holdings, Borrower and their Subsidiaries during the period from January 1, 2005 to June 30, 2005 will exceed $750,000 or the aggregate amount of all Capital Expenditures by Holdings, Borrower and their Subsidiaries during the period from July 1, 2005 to September 30, 2005 will exceed $375,000; provided, however, that prior to the Forbearance Date, Holdings and Borrower may exceed such limits if Holdings has (i) set forth such proposed Capital Expenditures in a business plan provided to Purchaser and Holdings’ Board of Directors in advance of any such Capital Expenditures, and (ii) received the written consent of Holdings’ Board of Directors and the Majority Purchaser in advance of any such Capital Expenditures.”

(d) In connection with this Agreement, Holdings has agreed to reduce the exercise price on 300,000 warrants held by the Purchaser (on a pro rata basis). Accordingly, the existing warrant certificates held by the Purchaser shall be cancelled and Holdings shall reissue such warrants in the form attached to this Agreement.

3. Covenants of Holdings and Services.

(a) Holdings agrees that its Chief Financial Officer shall hold a weekly conference call with the Purchaser to provide an update on Holdings’ financial condition and Holdings’ progress in raising new financing (except during the week of a regular board meeting). Except as otherwise agreed by Holdings and the Purchaser, such call shall be held at 9:00 a.m. Mountain Time each Thursday beginning on March 17, 2005.

(b) Holdings agrees to use the proceeds of any debt or equity financings (other than debt payable to the Bank) as follows:

(i) One hundred percent (100%) of any aggregate proceeds of such financings that are less than or equal to $1,000,000 shall be used by Holdings for general corporate purposes, provided that such proceeds may not be used to repay any principal amount of indebtedness of Holdings ranking junior to the Obligations (“Junior Debt”);

(ii) One hundred percent (100%) of any aggregate proceeds of such financings that are greater than $1,000,000 and less than or equal to $1,500,000 shall be applied to prepay obligations to the Purchaser on a pro rata basis. Such prepayment shall be applied first to any accrued and unpaid interest, second to outstanding principal amounts, and finally to any other amounts owed to the Purchaser, in each case on a pro rata basis;

(iii) Fifty percent (50%) of any aggregate proceeds of such financings that are greater than $1,500,000 and less than or equal to $2,500,000 shall be applied to prepay obligations to the Purchaser on a pro rata basis in the manner set forth in clause (iv) below. The remaining 50% of such proceeds may be used by Holdings for general corporate purposes, other than to repay Junior Debt;

(iv) Twenty percent (20%) of any aggregate proceeds of such financings that are greater than $2,500,000 and less than or equal to $5,000,000 shall be applied first to satisfy all royalties owed, second to any accrued and unpaid interest, third to outstanding principal amounts, and finally to any other amounts owed to the Purchaser, in each case on a pro rata basis. The remaining 80% of such proceeds may be used by Holdings for general corporate purposes, other than to repay Junior Debt; and

(v) Any aggregate proceeds of such financings that are greater than $5,000,000 shall be used by Holdings to fully repay amounts owed to the Purchaser on a pro rata basis in the manner set forth in clause (iv) above.

Notwithstanding the foregoing, a portion of any proceeds of such financings in excess of $2,500,000 that would otherwise go for general corporate purposes may, with the written consent of the Purchaser (which may be withheld in the Purchaser’s sole discretion) be used to repay Junior Debt.

(c) Holdings and Services agree that Borrower will reimburse the Purchaser for all reasonable expenses in connection with this Amendment within 10 days of receiving notice from the Purchaser of such expenses.

(d) Holdings acknowledges and agrees that its continuing obligations under the existing subordination and intercreditor agreements between and among Holdings, the Purchaser, Silicon Valley Bank, David Holden, Equitas. L.P., Robert Kaphan, and Richard Parlato remain in full force and effect and shall remain unaffected and unchanged.

(e) Any failure by Holdings and Services to comply with the provisions of this Amendment shall constitute an Event of Default under the Note Agreement.

4. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon Holdings and Borrower delivering to the Purchaser this Amendment duly executed by Holdings, Borrower, the Co-Borrowers (ACT VideoConferencing, Inc., ACT Proximity, Inc., and ACT Research, Inc.), and the Principal.

5. Reaffirmation of Financing Documents. All terms, conditions and provisions of the Note Agreement and the other Financing Documents are hereby reaffirmed and continued in full force and effect and shall remain unaffected and unchanged, except as specifically amended by this Amendment. All covenants, representations and warranties of Holdings and Borrower in this Amendment shall survive the closing and delivery of this Amendment. The Events of Default specified in the Note Agreement shall continue to be the events of default under the Note. The Purchaser’s remedies with respect to the occurrence of an Event of Default shall continue to be as set forth in the Note Agreement and in the Financing Documents.

6. Representations and Warranties. Holdings and Borrower represent and warrant to the Purchaser that (i) they have full power and authority to consummate this Amendment and the execution and delivery by Holdings of this Amendment have been duly and properly made and authorized, (ii) this Amendment and the Financing Documents to which Holdings and Borrower are a party each constitutes a valid and binding obligation of Holdings and Borrower, enforceable against Holdings and Borrower in accordance with its respective terms, (iii) the execution and delivery of this Amendment will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under Holdings and Borrower’s articles of incorporation or bylaws or any indenture or other agreement or instrument to which Holdings or Borrower is a party or by which they may be bound or result in the imposition of any Liens or encumbrances on any of its property (other than as contemplated in the other Financing Documents and as contemplated hereby), (iv) no approval, consent or withholding of objection on the part of any regulatory body, federal, state or local, is necessary in connection with the execution and delivery by Holdings of this Amendment, (v) Holdings and Borrower have no defense, offset or counterclaim with respect to the payment of any sum owed to the Purchaser, or with respect to the performance or observance of any warranty or covenant contained in the Financing Documents, and the Purchaser has performed all obligations and duties owed to Holdings and Borrower through the date of this Amendment, and (vi) other than the Enumerated Matters, there is no Default or Event of Default.

7. General Release. In consideration of, among other things, the Amendment provided for herein, each of Holdings, Borrower and the Principals, on behalf of itself and its stockholders and other Affiliates and their successors and assigns (collectively, the “Releasors”), hereby forever waives, releases and discharges to the fullest extent permitted by law any and all claims (including, without limitation, cross claims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the “Claims”), that any Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against the Purchaser and any of their affiliates, partners, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the execution of this Amendment. In entering into this Amendment, Holdings, Borrower and the Principals have consulted with and been represented by counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the release set forth above does not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of the Note Agreement and the other Financing Documents and payment in full of the Obligations.

8. Governing Law. This Amendment and all matters concerning this Amendment shall be governed by the laws of the State of Colorado for contracts entered into and to be performed in such state without regard to principles of conflicts of laws.

9. Entire Agreement. Except as modified by this Amendment, the Note Agreement and the Financing Documents remain in full force and effect. The Note Agreement, together with the other

Financing Documents, embody the entire agreement and understanding among the parties to this Amendment, and supersedes all prior agreements and understandings among the parties relating to the subject matter of the Note Agreement and the Financing Documents as modified by this Amendment.

10. Counterparts; Telecopy Execution. This Amendment may be executed in any number of separate counterparts, each of which, when taken together, shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day, month and year first above written.

HOLDINGS: ACT Teleconferencing, Inc.

By
Its

BORROWER/SERVICES: ACT Teleconferencing Services, Inc.

By
Its

CO-BORROWER: ACT VideoConferencing, Inc.

By
Its

CO-BORROWER: ACT Proximity, Inc.

By
Its

CO-BORROWER: ACT Research, Inc.

By
Its

PRINCIPALS:

Gene Warren

Accepted as of the date of this Amendment:

INVESTORS:

NEWWEST MEZZANINE FUND LP
By Touchstone Capital Group LLLP, General Partner

David L. Henry, Managing General Partner

KCEP VENTURES II, L.P.
By KCEP II, LC, General Partner

Terry Matlack, Managing Director

CONVERGENT CAPITAL PARTNERS I, L.P.
By Convergent Capital, LLC, General Partner

Keith S. Bares, Executive Vice President

JAMES F. SEIFERT MANAGEMENT TRUST DATED OCTOBER 8, 1992
By James F. Seifert and Nancy L. Seifert, as Trustees and not individually

James F. Seifert, Trustee

Nancy L. Seifert, Trustee

73245

Exhibit A

Enumerated Matters

1.	Failure to meet required Debt Service Coverage for the calendar quarter ending June 30, 2004.

2.	Failure to timely pay accounts payable (Note Agreement Section 6.3(a)).

3.	Failure to timely file Belgian statutory accounts and VAT tax returns for the years 2000 through 2004 and to timely file Belgian income tax returns for the years 2000 through 2003 (Note Agreement Section 6.3)(a).

4.	Failure to timely pay Belgian VAT taxes for the years 2001 through 2003 (Note Agreement Section 6.3(a)).

5.	Failure to pay Texas sales/use taxes for the years 1998 through 2002 (Note Agreement Section 6.3(a)).

6.	Payment of Restricted Junior Payments to Holdings to permit Holdings to meet various debt service obligations at a time when one or more Events of Default exist (Note Agreement Section 6.9(d)).

7.	Amendment of the terms of the Bank Indebtedness on March 31, 2004 and May 30, 2004 without Purchaser’s consent (Note Agreement Section 6.12).

8.	Failure to use proceeds of the Note as required by the Use of Proceeds Schedule.

9.	Failure to hold a board meeting of Services during the quarter ended June 30, 2004 (Warrant Agreement Section 14.1).

10.	The prepayment of up to $15,000 in monthly principal payments to David Holden, in lieu of all salary or severance payments, beginning with the month of January, 2005, and continuing through the Forbearance Date.

11.	Failure to pay principal and/or interest when due on Indebtedness outstanding to Equitas, L.P., David Holden, Robert Kaphan, and Richard Parlato.

A - 1

WARRANT

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN

REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE

ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION

THEREFROM UNDER SUCH ACT AND ANY SUCH LAWS THAT MAY

BE APPLICABLE, AND ARE TRANSFERABLE ONLY UPON THE

CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT

BETWEEN THE ISSUER AND THE INITIAL

HOLDER OF THIS WARRANT.

No. NWWR-5	Dated March 4, 2005	Exercise Price: $2.50 per Share

WARRANT TO PURCHASE

COMMON STOCK

OF

ACT TELECONFERENCING, INC.

THIS IS TO CERTIFY that, for value received and subject to the provisions set forth in this Warrant and the Warrant Agreement attached to this Warrant and incorporated in this Warrant by this reference, NEWWEST MEZZANINE FUND LP or its assigns is entitled to purchase from ACT Teleconferencing, Inc., a Colorado corporation (the “Company”), at any time during the Exercise Period, 472,024 shares of common stock, no par value, at a price of $2.50 per share (the “Exercise Price”), all subject to adjustment pursuant to the Warrant Agreement (provided that all adjustments required by the Warrant Agreement shall be effected in connection with events occurring on or after May 12, 2003) and subject to the terms, provisions and conditions set forth in the Warrant Agreement. Capitalized terms shall have the meanings specified in the Warrant Agreement unless the context shall otherwise require.

WITNESS the signatures of the Company’s duly authorized officers.

ACT Teleconferencing, Inc.

By:		By:
Its:	Secretary	Its:	Chief Financial Officer

Warrant

WARRANT

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN

REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE

ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION

THEREFROM UNDER SUCH ACT AND ANY SUCH LAWS THAT MAY

BE APPLICABLE, AND ARE TRANSFERABLE ONLY UPON THE

CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT

BETWEEN THE ISSUER AND THE INITIAL

HOLDER OF THIS WARRANT.

No. NWWR-6	Dated March 4, 2005	Exercise Price: $2.50 per Share

WARRANT TO PURCHASE

COMMON STOCK

OF

ACT TELECONFERENCING, INC.

THIS IS TO CERTIFY that, for value received and subject to the provisions set forth in this Warrant and the Warrant Agreement attached to this Warrant and incorporated in this Warrant by this reference, KCEP VENTURES II, L.P. or its assigns is entitled to purchase from ACT Teleconferencing, Inc., a Colorado corporation (the “Company”), at any time during the Exercise Period, 798,810 shares of common stock, no par value, at a price of $2.50 per share (the “Exercise Price”), all subject to adjustment pursuant to the Warrant Agreement (provided that all adjustments required by the Warrant Agreement shall be effected in connection with events occurring on or after May 12, 2003) and subject to the terms, provisions and conditions set forth in the Warrant Agreement. Capitalized terms shall have the meanings specified in the Warrant Agreement unless the context shall otherwise require.

WITNESS the signatures of the Company’s duly authorized officers.

ACT Teleconferencing, Inc.

By:		By:
Its:	Secretary	Its:	Chief Financial Officer

Warrant

WARRANT

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN

REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE

ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION

THEREFROM UNDER SUCH ACT AND ANY SUCH LAWS THAT MAY

BE APPLICABLE, AND ARE TRANSFERABLE ONLY UPON THE

CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT

BETWEEN THE ISSUER AND THE INITIAL

HOLDER OF THIS WARRANT.

No. NWWR-7	Dated March 4, 2005	Exercise Price: $2.50 per Share

WARRANT TO PURCHASE

COMMON STOCK

OF

ACT TELECONFERENCING, INC.

THIS IS TO CERTIFY that, for value received and subject to the provisions set forth in this Warrant and the Warrant Agreement attached to this Warrant and incorporated in this Warrant by this reference, CONVERGENT CAPITAL PARTNERS I, L.P. or its assigns is entitled to purchase from ACT Teleconferencing, Inc., a Colorado corporation (the “Company”), at any time during the Exercise Period, 472,024 shares of common stock, no par value, at a price of $2.50 per share (the “Exercise Price”), all subject to adjustment pursuant to the Warrant Agreement (provided that all adjustments required by the Warrant Agreement shall be effected in connection with events occurring on or after May 12, 2003) and subject to the terms, provisions and conditions set forth in the Warrant Agreement. Capitalized terms shall have the meanings specified in the Warrant Agreement unless the context shall otherwise require.

WITNESS the signatures of the Company’s duly authorized officers.

ACT Teleconferencing, Inc.

By:		By:
Its:	Secretary	Its:	Chief Financial Officer

Warrant

WARRANT

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN

REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE

ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION

THEREFROM UNDER SUCH ACT AND ANY SUCH LAWS THAT MAY

BE APPLICABLE, AND ARE TRANSFERABLE ONLY UPON THE

CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT

BETWEEN THE ISSUER AND THE INITIAL

HOLDER OF THIS WARRANT.

No. NWWR-8	Dated March 4, 2005	Exercise Price: $2.50 per Share

WARRANT TO PURCHASE

COMMON STOCK

OF

ACT TELECONFERENCING, INC.

THIS IS TO CERTIFY that, for value received and subject to the provisions set forth in this Warrant and the Warrant Agreement attached to this Warrant and incorporated in this Warrant by this reference, JAMES F. SEIFERT MANAGEMENT TRUST DATED OCTOBER 8, 1992 or its assigns is entitled to purchase from ACT Teleconferencing, Inc., a Colorado corporation (the “Company”), at any time during the Exercise Period, 290,476 shares of common stock, no par value, at a price of $2.50 per share (the “Exercise Price”), all subject to adjustment pursuant to the Warrant Agreement (provided that all adjustments required by the Warrant Agreement shall be effected in connection with events occurring on or after May 12, 2003) and subject to the terms, provisions and conditions set forth in the Warrant Agreement. Capitalized terms shall have the meanings specified in the Warrant Agreement unless the context shall otherwise require.

WITNESS the signatures of the Company’s duly authorized officers.

ACT Teleconferencing, Inc.

By:		By:
Its:	Secretary	Its:	Chief Financial Officer

Warrant

WARRANT

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN

REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE

ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION

THEREFROM UNDER SUCH ACT AND ANY SUCH LAWS THAT MAY

BE APPLICABLE, AND ARE TRANSFERABLE ONLY UPON THE

CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT

BETWEEN THE ISSUER AND THE INITIAL

HOLDER OF THIS WARRANT.

No. NWWR-9	Dated March 4, 2005	Exercise Price: $1.20 per Share

WARRANT TO PURCHASE

COMMON STOCK

OF

ACT TELECONFERENCING, INC.

THIS IS TO CERTIFY that, for value received and subject to the provisions set forth in this Warrant and the Warrant Agreement attached to this Warrant and incorporated in this Warrant by this reference, NEWWEST MEZZANINE FUND LP or its assigns is entitled to purchase from ACT Teleconferencing, Inc., a Colorado corporation (the “Company”), at any time during the Exercise Period, 69,643 shares of common stock, no par value, at a price of $1.20 per share (the “Exercise Price”), all subject to adjustment pursuant to the Warrant Agreement (provided that any adjustment to the Exercise Price shall only be effected in connection with events occurring on or after March 4, 2005) and subject to the terms, provisions and conditions set forth in the Warrant Agreement. Capitalized terms shall have the meanings specified in the Warrant Agreement unless the context shall otherwise require.

WITNESS the signatures of the Company’s duly authorized officers.

ACT Teleconferencing, Inc.

By:		By:
Its:	Secretary	Its:	Chief Financial Officer

Warrant

WARRANT

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN

REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE

ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION

THEREFROM UNDER SUCH ACT AND ANY SUCH LAWS THAT MAY

BE APPLICABLE, AND ARE TRANSFERABLE ONLY UPON THE

CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT

BETWEEN THE ISSUER AND THE INITIAL

HOLDER OF THIS WARRANT.

No. NWWR-10	Dated March 4, 2005	Exercise Price: $1.20 per Share

WARRANT TO PURCHASE

COMMON STOCK

OF

ACT TELECONFERENCING, INC.

THIS IS TO CERTIFY that, for value received and subject to the provisions set forth in this Warrant and the Warrant Agreement attached to this Warrant and incorporated in this Warrant by this reference, KCEP VENTURES II, L.P. or its assigns is entitled to purchase from ACT Teleconferencing, Inc., a Colorado corporation (the “Company”), at any time during the Exercise Period, 117,857 shares of common stock, no par value, at a price of $1.20 per share (the “Exercise Price”), all subject to adjustment pursuant to the Warrant Agreement (provided that any adjustment to the Exercise Price shall only be effected in connection with events occurring on or after March 4, 2005) and subject to the terms, provisions and conditions set forth in the Warrant Agreement. Capitalized terms shall have the meanings specified in the Warrant Agreement unless the context shall otherwise require.

WITNESS the signatures of the Company’s duly authorized officers.

ACT Teleconferencing, Inc.

By:		By:
Its:	Secretary	Its:	Chief Financial Officer

Warrant

WARRANT

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN

REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE

ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION

THEREFROM UNDER SUCH ACT AND ANY SUCH LAWS THAT MAY

BE APPLICABLE, AND ARE TRANSFERABLE ONLY UPON THE

CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT

BETWEEN THE ISSUER AND THE INITIAL

HOLDER OF THIS WARRANT.

No. NWWR-11	Dated March 4, 2005	Exercise Price: $1.20 per Share

WARRANT TO PURCHASE

COMMON STOCK

OF

ACT TELECONFERENCING, INC.

THIS IS TO CERTIFY that, for value received and subject to the provisions set forth in this Warrant and the Warrant Agreement attached to this Warrant and incorporated in this Warrant by this reference, CONVERGENT CAPITAL PARTNERS I, L.P. or its assigns is entitled to purchase from ACT Teleconferencing, Inc., a Colorado corporation (the “Company”), at any time during the Exercise Period, 69,643 shares of common stock, no par value, at a price of $1.20 per share (the “Exercise Price”), all subject to adjustment pursuant to the Warrant Agreement (provided that any adjustment to the Exercise Price shall only be effected in connection with events occurring on or after March 4, 2005) and subject to the terms, provisions and conditions set forth in the Warrant Agreement. Capitalized terms shall have the meanings specified in the Warrant Agreement unless the context shall otherwise require.

WITNESS the signatures of the Company’s duly authorized officers.

ACT Teleconferencing, Inc.

By:		By:
Its:	Secretary	Its:	Chief Financial Officer

Warrant

WARRANT

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN

REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE

ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION

THEREFROM UNDER SUCH ACT AND ANY SUCH LAWS THAT MAY

BE APPLICABLE, AND ARE TRANSFERABLE ONLY UPON THE

CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT

BETWEEN THE ISSUER AND THE INITIAL

HOLDER OF THIS WARRANT.

No. NWWR-12	Dated March 4, 2005	Exercise Price: $1.20 per Share

WARRANT TO PURCHASE

COMMON STOCK

OF

ACT TELECONFERENCING, INC.

THIS IS TO CERTIFY that, for value received and subject to the provisions set forth in this Warrant and the Warrant Agreement attached to this Warrant and incorporated in this Warrant by this reference, JAMES F. SEIFERT MANAGEMENT TRUST DATED OCTOBER 8, 1992 or its assigns is entitled to purchase from ACT Teleconferencing, Inc., a Colorado corporation (the “Company”), at any time during the Exercise Period, 42,857 shares of common stock, no par value, at a price of $1.20 per share (the “Exercise Price”), all subject to adjustment pursuant to the Warrant Agreement (provided that any adjustment to the Exercise Price shall only be effected in connection with events occurring on or after March 4, 2005) and subject to the terms, provisions and conditions set forth in the Warrant Agreement. Capitalized terms shall have the meanings specified in the Warrant Agreement unless the context shall otherwise require.

WITNESS the signatures of the Company’s duly authorized officers.

ACT Teleconferencing, Inc.

By:		By:
Its:	Secretary	Its:	Chief Financial Officer

Warrant